Fundamental Investors, Inc.
                            One Market, Steuart Tower
                                   Suite 1800
                         San Francisco, California 94105

                                Mailing address:
                                  P.O. Box 7650
                      San Francisco, California 94120-7650
                              Phone (415) 421 9360


Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $133,502
------------------ --------------------------------
------------------ --------------------------------
Class B            $2,657
------------------ --------------------------------
------------------ --------------------------------
Class C            $1,241
------------------ --------------------------------
------------------ --------------------------------
Class F            $2,390
------------------ --------------------------------
------------------ --------------------------------
Total              $139,790
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $656
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $46
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $72
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $25
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $9
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $8
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $174
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $380
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $388
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $948
------------------ --------------------------------
------------------ --------------------------------
Total              $2,706
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.2000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.0903
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.0806
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.1917
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.1881
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.0636
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.0662
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.1402
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.1780
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.0762
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.0856
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.1395
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.1936
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.2372
-------------------- -------------------------------------------
Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            667,867
------------------ ----------------------------------
------------------ ----------------------------------
Class B            29,770
------------------ ----------------------------------
------------------ ----------------------------------
Class C            16,096
------------------ ----------------------------------
------------------ ----------------------------------
Class F            13,646
------------------ ----------------------------------
------------------ ----------------------------------
Total              727,379
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        3,832
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        789
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        1,209
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        194
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        54
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          156
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          2,380
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          3,148
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          2,312
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          4,056
------------------ ----------------------------------
------------------ ----------------------------------
Total              18,130
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $29.45
----------------------- -------------------------
----------------------- -------------------------
Class B                 $29.40
----------------------- -------------------------
----------------------- -------------------------
Class C                 $29.37
----------------------- -------------------------
----------------------- -------------------------
Class F                 $29.44
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $29.44
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $29.43
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $29.43
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $29.43
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $29.42
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $29.39
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $29.37
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $29.42
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $29.42
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $29.46
----------------------- -------------------------